Sub-Adviser,Goldman Sachs Asset Management
Fund Name,PFI MidCap Value Fund I
Issuer,ING US Inc.
Date of Purchase,10/24/13
Underwriter From Whom Purchased,Morgan Stanley &
Co. LLC
Affiliated/Principal Underwriter of
Syndicate,"Goldman, Sachs & Co."
Purchase Price, $29.50
Aggregate % of Issue Purchased by the Firm,1.55%
"Commission, Spread or Profit", $0.89
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,RR Donnelley & Sons Company Notes
Date of Purchase,11/06/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.79%
"Commission, Spread or Profit",1.49%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Rosetta Resources Inc. Notes
Date of Purchase,11/07/13
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.30%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,IAC/InteractiveCorp Notes
Date of Purchase,11/12/13
Underwriter From Whom Purchased,BNP Paribas
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.09%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Level 3 Financing Inc. Notes
Date of Purchase,11/12/13
Underwriter From Whom Purchased,Ciitgroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.75%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Post Holdings Inc. Notes
Date of Purchase,11/13/13
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.40%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Hiland Partners, LP and Hiland Partners
Finance Corp. Notes"
Date of Purchase,11/14/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $106.00
Aggregate % of Issue Purchased by the Firm,8.91%
"Commission, Spread or Profit",1.95%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Valeant Pharmaceuticals Notes
Date of Purchase,11/15/13
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.75%
"Commission, Spread or Profit",0.95%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,T-Mobile USA Inc. Notes
Date of Purchase,11/18/13
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.92%
"Commission, Spread or Profit",0.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,T-Mobile USA Inc. Notes
Date of Purchase,11/18/13
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.45%
"Commission, Spread or Profit",0.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,US Concrete Inc. Notes
Date of Purchase,11/19/13
Underwriter From Whom Purchased,Jefferies LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,5.67%
"Commission, Spread or Profit",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Calumet Speciality Prod Notes
Date of Purchase,11/21/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $98.49
Aggregate % of Issue Purchased by the Firm,3.93%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,LifePoint Hospitals Inc. Notes
Date of Purchase,11/21/13
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.54%
"Commission, Spread or Profit",1.55%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Meritage Homes Corporation Notes
Date of Purchase,11/21/13
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $106.70
Aggregate % of Issue Purchased by the Firm,7.43%
"Commission, Spread or Profit",1.61%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Alcatel-Lucent USA Inc. Notes
Date of Purchase,12/05/13
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $99.59
Aggregate % of Issue Purchased by the Firm,2.10%
"Commission, Spread or Profit",0.54%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,NCR Escrow Corp. Notes
Date of Purchase,12/05/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.67%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,NCR Escrow Corp. Notes
Date of Purchase,12/05/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.96%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ultra Petroleum Corp. Notes
Date of Purchase,12/06/13
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,5.58%
"Commission, Spread or Profit",1.72%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sprint Corp. Notes
Date of Purchase,12/09/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.65%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Jaguar Land Rover Automotive plc Notes
Date of Purchase,12/10/13
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.56%
"Commission, Spread or Profit",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ashtead Capital Inc. Notes
Date of Purchase,12/11/13
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $106.00
Aggregate % of Issue Purchased by the Firm,6.46%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Churchill Downs Inc. Notes
Date of Purchase,12/11/13
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.61%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Endo Finance Co. Notes
Date of Purchase,12/11/13
Underwriter From Whom Purchased,RBC Capital Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.18%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Societe Generale Notes
Date of Purchase,12/11/13
Underwriter From Whom Purchased,Societe Generale
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.42%
"Commission, Spread or Profit",1.05%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tesoro Logistics LP/Corp. Notes
Date of Purchase,12/12/13
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $102.25
Aggregate % of Issue Purchased by the Firm,11.86%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Walter Investment Management Corp. Notes
Date of Purchase,12/12/13
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.08%
"Commission, Spread or Profit",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Memorial Resource Development LLC/Memorial
Resource Finance Corp. Notes
Date of Purchase,12/13/13
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $98.00
Aggregate % of Issue Purchased by the Firm,4.84%
"Commission, Spread or Profit",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Roundy's Supermarkets Notes
Date of Purchase,12/13/13
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $97.00
Aggregate % of Issue Purchased by the Firm,2.40%
"Commission, Spread or Profit",1.83%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Royal Bank of Scotland Group Plc Notes
Date of Purchase,12/16/13
Underwriter From Whom Purchased,RBS Securities Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $99.10
Aggregate % of Issue Purchased by the Firm,0.62%
"Commission, Spread or Profit",0.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Darling Escrow Corp. Notes
Date of Purchase,12/18/13
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.73%
"Commission, Spread or Profit",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"The Container Store Group, Inc. Stock"
Date of Purchase,11/01/13
Underwriter From Whom Purchased,Barclays
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $18.00
Aggregate % of Issue Purchased by the Firm,2.13%
"Commission, Spread or Profit", $1.22
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Chegg, Inc. Stock"
Date of Purchase,11/13/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $12.50
Aggregate % of Issue Purchased by the Firm,1.83%
"Commission, Spread or Profit", $0.88
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Vince Holding Corp. Stock
Date of Purchase,11/22/13
Underwriter From Whom Purchased,"Goldman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
Purchase Price, $20.00
Aggregate % of Issue Purchased by the Firm,2.99%
"Commission, Spread or Profit", $1.40
Fair & Reasonable Commission (Y/N) (1),Y